UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 27, 2005

PROXIM CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-30993	52-2198231
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

935 Stewart Drive Sunnyvale, California 94085
(Address of principal executive offices, including zip code)

(408) 731-2700
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On January 27, 2005, Proxim Corporation (the “Company”) issued a press release announcing unaudited financial results for the three months and fiscal year ended December 31, 2004.  A copy of the press release is attached as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

Pursuant to General Instruction B.2 to Form 8-K, only Exhibit 99.2 hereto shall be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, as amended.

(c)  Exhibits.

Exhibit No.	Description

99.1	Press Release, dated January 27, 2005, entitled “Proxim Corporation Reports Fourth Quarter 2004 and Year End Financial Results.”

99.2

Unaudited Condensed Consolidated Balance Sheets for the Three Months and Year Ended December 31, 2004; Unaudited Condensed Consolidated Statements of Operations for the Three Months and Year Ended December 31, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROXIM CORPORATION

By:	/s/ Michael D. Angel
Michael D. Angel Executive Vice President and Chief Financial Officer

Date: January 27, 2005

EXHIBIT INDEX

Exhibit No.	Description

99.1
Press Release, dated January 27, 2005, entitled “Proxim Corporation Reports Fourth Quarter 2004 and Year End Financial Results.”

99.2

Unaudited Condensed Consolidated Balance Sheets for the Three Months and Year Ended December 31, 2004; Unaudited Condensed Consolidated Statements of Operations for the Three Months and Year Ended December 31, 2004.